UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 27, 2004


                         MARLIN BUSINESS SERVICES CORP.
                 (Exact Name of Registrant Specified in Charter)



     PENNSYLVANIA                      000-50448               38-3686388
----------------------------- -------------------------- -----------------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)





          124 Gaither Drive, Suite 170
                Mount Laurel, NJ                                   08054
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (888) 479-9111


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant issued a press release on July 27, 2004 announcing its results of operations for the second quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MARLIN BUSINESS SERVICES CORP.



Date:  July 27, 2004                 By:  /s/ Daniel P. Dyer
                                     ------------------------------------
                                           Name: Daniel P. Dyer
                                           Title: Chief Executive Officer

                                           INDEX TO EXHIBITS

99.1              Press Release issued by Marlin Business Services Corp.
                  on July 27, 2004.